SETTLEMENT AGREEMENT

This Settlement Agreement (“Agreement”) is made and entered into as of this 26th day of June, 2014 (the “Effective Date”) by (1) Plaintiff Constellation Energy Partners Holdings, LLC (“CEPH”), as successor to Constellation Holdings, Inc. (“CHI”) (collectively, “Plaintiff”); and (2) Defendant Constellation Energy Partners LLC (“CEP”) (“Defendant”).  Plaintiff and Defendant are collectively referred to as the “Settling Parties.”  Capitalized terms used herein but not defined shall have the respective meanings given to them in that certain Second Amended and Restated Operating Agreement of CEP, dated as of November 20, 2006, as amended to the date hereof (the “Operating Agreement”).

WHEREAS, in connection with the Operating Agreement, CEP issued Class C Member Interests, also referred to as the Management Incentive Interests, and Class D Interests;

WHEREAS, CEPH or a CEPH affiliated company currently owns all of the Class C Member Interests and the Class D Interests of CEP (collectively, the “Interests”);

WHEREAS, on February 28, 2014, Plaintiff filed a lawsuit in the Court of Chancery of the State of Delaware, styled Constellation Energy Partners Holdings, LLC v. Constellation Energy Partners LLC,  C.A. 9399-VCL (hereinafter the “Lawsuit”);

WHEREAS, in connection with the Lawsuit, Plaintiff asserted certain claims against Defendant for breach of contract, breach of implied covenant of good faith and fair dealing, and unjust enrichment (the “Claims”);

WHEREAS, Plaintiff seeks in the Lawsuit, among other things, (1) an award of monetary damages and (2) a determination that Defendant breached certain contractual duties;

WHEREAS, Defendant has at all times denied and disputed and continues to deny and dispute all allegations asserted against it by Plaintiff;

WHEREAS, it is the desire of the Settling Parties to settle all matters and claims in dispute between them in order to avoid inconvenience, uncertainty, and expense of litigation without admitting any liability or a violation of any statute or duty;

NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants, conditions and consideration discussed herein, the receipt and sufficiency of said consideration which is hereby acknowledged, the Settling Parties do hereby agree to compromise and settle their disputes as follows:

1.Payment to CEPH.  Within three (3) business days after the Effective Date, CEP will make a $1,650,000.00 cash payment to CEPH (the “Cash Payment”).  The Cash Payment will be made by wire transfer of immediately available funds to an account specified in writing by CEPH, or by other means mutually acceptable to the Settling Parties.

2.Transfer of Class C and D Interests.  Effective upon (a) the payment by CEP to CEPH of the Cash Payment and (b) receipt of an Assignment of the Interests executed by the Settling Parties in a form substantially similar to the document attached hereto as Exhibit B, CEPH hereby transfers to CEP and CEP hereby acquires directly from CEPH all of the Interests issued by CEP.

3.Releases and Dismissal of Litigation.

(a)For and in consideration of the agreements set forth herein and the consideration received hereby, effective upon the payment to CEPH contemplated by Section 1, and the transfer to CEP of the Interests contemplated by Section 2:

(1)CEPH, on behalf of itself and on behalf of each of its respective predecessors, successors, assigns, parents, subsidiaries, divisions, departments, direct or indirect affiliates, sponsors, officers, directors, managers, members, employees, agents, attorneys, insurers, spouses, children, dependents, heirs, executors, administrators, owners, partners, principals, stockholders, and representatives, including but not limited to CHI (collectively, the “Plaintiff Releasing Parties”), does hereby remise, release, settle, and forever quitclaim and discharge CEP, and each of its respective predecessors, successors, assigns, parents, subsidiaries, divisions, departments, direct or indirect affiliates, sponsors, officers, directors, managers, members, employees, agents, attorneys, insurers, spouses, children, dependents, heirs, executors, administrators, owners, partners, principals, stockholders, and representatives (collectively, the “Defendant Released Parties”) from and against any and all claims, actions, causes of action, suits, defenses, covenants, liabilities, demands, contracts, agreements, obligations, damages, costs, and expenses (including attorneys’ fees) of every kind whatsoever, in law or in equity, civil or criminal, known or unknown, suspected or unsuspected, accrued or unaccrued, contingent or absolute, which any of the Plaintiff Releasing Parties hereto ever had or now has or hereto after may have against or with respect to any of the Defendant Released Parties based upon or arising from any matter whatsoever from the beginning of time until the Signing Date including, but not limited to, any claims, actions, or causes of action based upon, arising from, or relating to any claims, actions, causes of action, counterclaims, cross-claims, or defenses that were asserted or could have been asserted in the Lawsuit including, but not limited to, matters relating in any way to the Claims.  The Plaintiff Releasing Parties hereby further covenant not to sue any of the Defendant Released Parties for any and all facts, allegations, claims, causes of actions, debts, or other demands released by the terms of this Agreement.

(2) CEP, on behalf of itself and on behalf of each of its respective predecessors, successors, assigns, parents, subsidiaries, divisions, departments, direct or indirect affiliates, sponsors, officers, directors, managers, members, employees, agents, attorneys, insurers, spouses, children, dependents, heirs, executors, administrators, owners, partners, principals, stockholders, and representatives (collectively, the “Defendant Releasing Parties”), does hereby remise, release, settle, and forever quitclaim and discharge CEPH, and each of its respective predecessors, successors, assigns, parents, subsidiaries, divisions, departments, direct or indirect affiliates, sponsors, officers, directors, managers, members, employees, agents, attorneys, insurers, spouses, children, dependents, heirs, executors, administrators, owners, partners, principals, stockholders, and representatives, including but not limited to CHI (collectively, the “Plaintiff Released Parties”) from and against any and all claims, actions, causes of action, suits, defenses, covenants, liabilities, demands, contracts, agreements, obligations, damages, costs, and expenses (including attorneys’ fees) of every kind whatsoever, in law or in equity, civil or criminal, known or unknown, suspected or unsuspected, accrued or unaccrued, contingent or absolute, which any of the Defendant Releasing Parties hereto ever had or now has or hereto after may have against or with respect to any of the Plaintiff Released Parties based upon or arising from any matter whatsoever from the beginning of time until the Signing Date including, but not limited to, any claims, actions, causes of action, counterclaims, cross-claims, or defenses that were asserted or could have been asserted in the Lawsuit including, but not limited to, matters relating in any way to the Claims.  The Defendant Releasing Parties hereby further covenant not to sue any of the Plaintiff Released Parties for any and all facts, allegations, claims, causes of actions, debts, or other demands released by the terms of this Agreement.

(3)Notwithstanding the foregoing, this Agreement does not affect, and none of the Plaintiff Releasing Parties or the Defendant Releasing Parties release, any of the obligations of any party that are expressly set forth in this Agreement, and this Agreement does not affect or release the right of any party to enforce the terms of this Agreement.

(4)The releases contemplated by this Agreement extend to claims that CEPH and CEP do not know or suspect to exist at the time of the releases, which, if known, might have affected their decision to enter into this Agreement.  CEPH and CEP will be deemed to relinquish, to the extent it is applicable, and to the fullest extent permitted by law, the provisions, rights, and benefits of §1542 of the California Civil Code which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

In addition, CEPH and CEP will be deemed to relinquish, to the extent they are applicable, and to the fullest extent permitted by law, the provisions, rights, and benefits of any law of any state or territory of the United States, federal law, or principle of common law, which is similar, comparable, or equivalent to § 1542 of the California Civil Code.  CEPH and CEP acknowledge that they may discover facts in addition to or different from those now known or believed to be true with respect to the claims released in this Agreement, but that it is the intention of CEPH and CEP to completely, fully, finally, and forever compromise, settle, release, discharge, and extinguish any and all claims known or unknown, suspected or unsuspected, which now exist, or heretofore existed, or may hereafter exist, and without regard to the subsequent discovery or existence of additional or different facts.  CEPH and CEP each warrant that it has read and understands § 1542 of the California Civil Code and has had the opportunity to consult with and be advised by counsel regarding its meaning and effect.   CEPH and CEP each acknowledge, and shall be deemed to have acknowledged, that the inclusion of this Section was separately bargained for and was a key element of the settlement and was relied upon by each and all of the Settling Parties in entering into this Agreement.

(b)As soon as practicable following (and in no event later than one (1) business day following) the execution of this Agreement and the consummation of all transactions contemplated by Sections 1 and 2, Plaintiff and Defendant, through their counsel, shall file a stipulation with the Court of Chancery of the State of Delaware in substantially the form attached as Exhibit A to this Agreement dismissing the Lawsuit with prejudice.

4.Rights to Claims.  The Settling Parties hereby represent and warrant to each other that no other person or entity has any interest in the claims released herein, that they have not sold, transferred, conveyed, encumbered or assigned any claim or cause of action being released pursuant to this Agreement, and that they have the right and authority to execute the Agreement.  CEPH further represents and warrants to CEP that CEPH is, or will be prior to the transfer of the Interests, the beneficial and record owner of the Interests that are being transferred and assigned to CEP pursuant to this Agreement, and that the Interests being transferred pursuant to this Agreement will be free and clear of all liens, encumbrances or security interests (other than any encumbrances arising under applicable securities laws or the Operating Agreement).

5.Consultation with Counsel.  The Settling Parties do hereby further represent and warrant that they have entered into this Agreement of their own free will and accord after consultation with counsel of their own choosing, if desired, and that they have not been induced to enter into this Agreement by any act, omission, statement or representation of any kind or character except for any matter specifically stated in writing in this Agreement.  The Settling Parties acknowledge that this Agreement has been jointly drafted and agreed to by all Settling Parties after full consultation with counsel, if desired, and that therefore no single Settling Party is deemed to be the author or drafter of this Agreement, but rather the Agreement is the joint product of the Settling Parties hereto.  Accordingly, nothing in this Agreement should be construed or interpreted against any Settling Party as the drafting party, or for any other reason by operation of any similar rule of construction.

6.Tax Liability.  No representations or warranties have been made as to the tax consequences of any consideration exchanged pursuant to this Agreement.  Each Settling Party is solely responsible for any and all tax obligations or other obligations under federal and/or state law pertaining to receipt of income, if any.

7.Attorneys’ Fees and Costs.  Each Settling Party is responsible for paying its own attorneys’ fees, costs of court and expenses incurred in connection with the Lawsuit or this Agreement and the documents executed in connection therewith.

8.Entirety of Agreement; Amendments; Waiver.  This Agreement, including the Exhibits attached hereto, is the entire agreement and understanding among each of the Settling Parties related to the subject matters hereof and supersedes all prior proposals, negotiations, agreements, and understandings relating thereto.  The Settling Parties acknowledge, stipulate and agree that no covenant, obligation, condition, representation, warranty, inducement, negotiation, or understanding respecting any Settling Party or any of the subject matters of this Agreement has been made or relied on except to the extent expressly set forth in this Agreement.  No provision of this Agreement shall be amended or modified unless the same shall be in writing and signed by the Settling Party from whom enforcement of the amendment or modification is to be sought.  Any failure by any Settling Party to comply with any obligation, covenant, agreement, or condition set forth in this Agreement may be waived by the Settling Party or Settling Parties entitled to the benefits thereof only by a writing signed by such Settling Party or Settling Parties entitled to the benefits thereof.  No waiver, express or implied, by any Settling Party of any breach or default in the performance by any other Settling Party of its obligations under this Agreement shall be deemed or construed to be a waiver of any other breach, whether prior, subsequent, or contemporaneous, under this Agreement.

9.Counterparts.  This Agreement may be executed in one or more original or telecopy counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.  This Agreement may be executed by facsimile signatures or signatures exchanged by electronic file and such signatures shall be deemed to be binding as if they were original signatures.

10.Choice of Law and Forum.  This Agreement and all disputes arising out of or relating to this Agreement, whether sounding in tort, contract or otherwise, shall be construed in accordance with and governed by the laws of the State of Delaware.  Each of the Settling Parties (a) irrevocably submits to the personal jurisdiction of any state or federal court sitting in Wilmington, Delaware, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, in any suit, action or proceeding arising out of or relating to this Agreement, (b) agrees that all claims in respect of such suit, action or proceeding shall be brought, heard and determined exclusively in the Delaware Court of Chancery (provided that, in the event that subject matter jurisdiction is unavailable in that court, then all such claims shall be brought, heard and determined exclusively in any other state or federal court sitting in Wilmington, Delaware), (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court, (d) agrees not to bring any other action or proceeding arising out of or relating to this Agreement in another forum, and (e) expressly waives, and agrees not to plead or to make any claim that any such action or proceeding is subject (in whole or in part) to a jury trial.  Each of the Settling Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding brought in accordance with this Section.  Each of the Settling Parties further agrees to waive any bond, surety or other security that might be required of any other party with respect to any action or proceeding, including an appeal thereof.  Each of the Settling Parties further consents and agrees that process in any suit, action or proceeding may be served on such party by certified mail, return receipt requested, addressed to such party or such party’s registered agent in the state of its incorporation or organization, or in any other manner provided by law.

11.Irreparable Harm.  The Settling Parties expressly agree that any breach or threatened breach of this Agreement will result in irreparable harm to the non-breaching Settling Party and that money damages would not be a sufficient remedy for any breach or threatened breach of this Agreement by any Settling Party or any of its representatives.  A Settling Party shall be entitled to equitable relief, including without limitation, injunctive relief and specific performance, to prevent breaches or threatened breaches of this Agreement by any Settling Party or its representatives, without the necessity of proving actual damages or posting a bond, in addition to other remedies available in law or equity.

12.Attorneys’ Fees for Enforcement.  In the event that any Settling Party to this Agreement shall file or be required to defend any action to enforce the terms of this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party all of the prevailing party’s reasonable and documented expenses and costs associated with such action, including without limitation, reasonable attorneys’ fees.

13.No Admission of Liability.    It is understood and agreed that this Agreement is being made in connection with the settlement, compromise and release of disputed allegations and claims and that neither this Agreement nor any of the negotiations or provisions thereof, shall be construed as an admission, evidence or concession by any party to the Lawsuit of any liability, wrongdoing or damages whatsoever, or any infirmity or weakness of any claim or defense, on account of the disputed claims.

14.Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the Settling Parties, including any entity into or with which any party may merge, consolidate or reorganize; provided, however, that no Settling Party may assign this Agreement or its rights or obligations hereunder without the written consent of the other Settling Parties.

15.Severability.  In case any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

16.Cooperation and Further Assurances.    The Settling Parties agree to cooperate with each other to execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such instruments and take such other action as may be reasonably necessary to effectuate the terms, intent and conditions of this Agreement, including delivering to the Settling

Party entitled to such Interests, to the extent such interests are certificated, certificates evidencing such Interests duly endorsed in blank or accompanied by powers duly executed in blank or other duly executed instruments of transfer as required in order to validly transfer title in and to such interests, and, to the extent such Interests are not certificated, other customary evidence of ownership.

17.Notices.

(a)If to CEPH:

Constellation Energy Partners Holdings, LLC

100 Constellation Way

Baltimore, MD 21202

Telephone: 410-470-2800

Facsimile:  443-213-3687

Attn:Jonathan W. Thayer

(b)If to CEP:

Constellation Energy Partners LLC

1801 Main Street, Suite 1300

Houston, TX 77002

Telephone: 832-308-3676

Facsimile: 832-308-3720

Attn:Charles C. Ward

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IN WITNESS WHEREOF, the Settling Parties have caused this Agreement to be executed as of the date first above written.

PLAINTIFF:

Constellation Energy Partners Holdings, LLC

By:  /S/ Edward J. Quinn

Name:    Edward J. Quinn

Title:    President

DEFENDANT:

CONSTELLATION ENERGY PARTNERS LLC

By:    /S/ Charles C. Ward

Name:    Charles C. Ward

Title:    CFO & Treasurer